EXHIBIT 24

                              POWERS OF ATTORNEY

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 26th day of November, 1995.

                                    /S/ JAMES B BEARD

                                    James B Beard

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of November, 1995.

                                    /S/ JOHN S. CHAMBERLIN

                                    John S. Chamberlin

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th day of December, 1995.

                                    /S/ JOSEPH P. FLANNERY

                                    Joseph P. Flannery

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th day of December, 1995.

                                    /S/ THEODORE J. HOST

                                    Theodore J. Host

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 1st day of Dec., 1995.

                                      /S/ KAREN GORDON MILLS

                                      Karen Gordon Mills

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th day of December, 1995.

                                    /S/ TADD C. SEITZ

                                    Tadd C. Seitz

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th day of December, 1995.

                                    /S/ DONALD A. SHERMAN

                                    Donald A. Sherman

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th day of December, 1995.

                                    /S/ JOHN M. SULLIVAN

                                    John M. Sullivan

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 27th day of November, 1995.

                                    /S/ L. JACK VAN FOSSEN

                                    L. Jack Van Fossen

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of THE SCOTTS COMPANY, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its Common Shares for offering and sale pursuant to the Stock Option Plan and Agreement, dated as of January 9, 1992, between The Scotts Company and Theodore J. Host hereby constitutes and appoints THEODORE J. HOST and CRAIG D. WALLEY, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, The Nasdaq Stock Market and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 7th day of December, 1995.

                                    /S/ PAUL D. YEAGER

                                    Paul D. Yeager